Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT AMENDMENT

THIS SECURITIES PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT AMENDMENT (this “Agreement”), dated as of January 12, 2023 by and among HyreCar Inc., a Delaware corporation (the “Company”) and holder signatory hereto (each such party, a “Holder” and, collectively, the “Holders”).

Preliminary Statement:

A.

The Company and the certain purchasers, including the Holder (collectively with the Holder, the “Holders”), entered into the Securities Purchase Agreement, dated as of January 6, 2023 (the “Purchase Agreement”), pursuant to which the Company issued and sold to the Holders an aggregate stated value of $4,722,221.75 of shares of the Company’s Series B Convertible Preferred Stock (the “Preferred Stock”) and Common Stock Purchase Warrant (the “Warrants”).

B.	Additionally, pursuant to the Purchase Agreement, the Holders have agreed to purchase $8,888,888 million of 6% Original Issue Discount Secured Convertible Debentures (the “Debentures”)

C.

Pursuant to the Purchase Agreement, the Company and the Holders entered into the Registration Rights Agreement, dated as of January 6, 2023 (the “Registration Rights Agreement”), in connection with the registration of the Unregistered Underlying Shares (as defined under the Purchase Agreement).

D.	The Company and each Holder wish to waive and amend certain obligations of the Company under the Registration Rights Agreement.

NOW THEREFORE, the Company and each Holder, in consideration of the mutual covenants contained in this Agreement, do hereby agree as follows:

1.            Definitions. All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement and the other Transaction Documents (as defined under the Purchase Agreement).

2.            Amendment under Section 2(d) of the Registration Rights Agreement.

a.)    The Registration Rights Agreement requires the Company to file a Registration Statement for the resale of 200% of the Registrable Securities on or before the Filing Date and cause such Registration Statement to be declared effective on or before the Effectiveness Date. Subject to the Company meeting all other obligations under the Registration Rights Agreement (including responding timely to additional Commission comments), the Holder agrees amend the Registration Rights Agreement as follows:

(i)    The “Filing Date” of the initial Registration Statement shall be January 12, 2023;

(ii)    the “Effectiveness Date” shall for the initial Registration Statement shall be the 21st calendar day following the date of the Registration Rights Agreement; and

(iii)    The number of Registrable Securities required to be included on the initial Registration Statement shall not be less than, in the aggregate among all Holders, 46,973,972 shares of Common Stock issuable upon conversion of the Preferred stock, 12,250,000 shares of Common Stock issuable upon exercise in full of the Warrants and 98,897,287 shares of Common Stock issuable upon conversion of the Debentures, which Registrable Securities shall be allocated ratably among the Holders otherwise pursuant to the Registration Rights Agreement and the definition of “Registrable Securities” shall be amended to remove reference to “200%” with respect to clauses (a) – (c) and (f) thereunder.

3.            Amendment under Section 2.3(b)(v) of the Purchase Agreement. Section 2.3(b)((v) is hereby amended as follows:

“as to the Second Closing, the Resale Registration Statement registering at least 100% in the aggregate of the Conversion Shares (as to the Debentures and unregistered Preferred Stock assuming for such purposes the Conversion Price in each case is the Floor Price) and 200% of the Warrant Shares shall be been declared effective;”

4.            Effect on Transaction Documents. Except as expressly set forth above, all of the other terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve and make effective the purposes hereof, and in the event of any conflict between the terms and provisions of any of the Transaction Documents, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

5.            Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

7.           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

9.           Independent Nature of Holders’ Obligations and Rights. The obligations of the Holder hereunder are several and not joint with the obligations of any other Holders, and no the Holder shall not be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Holder shall be entitled to protect and enforce its rights, including, but not limited to, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

REMAINDER INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each party has executed this Agreement as of the date first written above.

HYRECAR INC.

By:	/s/Eduardo Iniguez
Name: Eduardo Iniguez Title: Interim CEO and CFO

Name of Holder: Anson Investments Master Fund LP

Signature of Authorized Signatory of Holder: /s/Amin Nathoo

Name of Authorized Signatory: Amin Nathoo

Title of Authorized Signatory: Director, Anson Advisors, Inc.

[SIGNATURE PAGE OF HOLDER TO HYRE WAIVER AND AMENDMENT]

Name of Holder: Anson East Master Fund LP

Signature of Authorized Signatory of Holder: /s/Amin Nathoo

Name of Authorized Signatory: Amin Nathoo

Title of Authorized Signatory: Director, Anson Advisors, Inc.

[SIGNATURE PAGE OF HOLDER TO HYRE WAIVER AND AMENDMENT]

Name of Holder: Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B

Signature of Authorized Signatory of Holder: /s/Waqas Khatri

Name of Authorized Signatory: Waqas Khatri

Title of Authorized Signatory: Director

[SIGNATURE PAGE OF HOLDER TO HYRE WAIVER AND AMENDMENT]

Name of Holder: Sabby Volatility Warrant Master Fund, Ltd.

Signature of Authorized Signatory of Holder: /s/Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Purchaser’s Investment Manager

[SIGNATURE PAGE OF HOLDER TO HYRE WAIVER AND AMENDMENT]

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